UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2010

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Urologix, Inc. (the “Company”) hereby furnishes a press release, issued on April 27, 2010, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2010. Also furnished with this Form 8-K as Exhibit 99.2 are certain remarks of Rebecca J. Weber, the Company’s Controller and Director of Finance, and Stryker Warren, Jr., the Company’s Chief Executive Officer, made at a related telephone conference held on April 27, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on April 27, 2010.

99.2	Certain remarks of Rebecca J. Weber and Stryker Warren, Jr. at a teleconference held on April 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Stryker Warren, Jr.
Stryker Warren, Jr.
Chief Executive Officer

Date: April 28, 2010